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                                                                    Exhibit 10.3

[BELDEN CDT LOGO]                                      BELDEN CDT INC.
                                                       7701 FORSYTH BOULEVARD
                                                       SUITE 800
                                                       ST. LOUIS, MISSOURI 63105
                                                       TELEPHONE: (314) 854-8000
                                                       FACSIMILE: (314) 854-8001

PERSONAL & CONFIDENTIAL

May 17, 2005

Mr. C. Baker Cunningham
6424 Cecil Avenue
St. Louis, MO 63105

Dear Baker:

The terms of your retention award letter agreement (the "Retention Letter Agreement"), dated as of June 28, 2004, are amended as follows:

   - If you were to retire from Belden CDT Inc. (the "Company") before July 15, 2006, the unpaid cash award under your Retention Letter Agreement will be paid upon your retirement, and the unvested portion of the restricted stock award under your letter agreement will vest upon your retirement.

   - All other unvested restricted stock and stock options will vest upon your retirement, whether before or after July 15, 2006.

BELDEN CDT INC.

By: /s/ Kevin Bloomfield
    -----------------------------
    Kevin Bloomfield

Agreed:

    /s/ C. Baker Cunningham
    -----------------------------
    C. Baker Cunningham